UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 5, 2005, Saba Software, Inc., a Delaware corporation (“Parent”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Parent, Spruce Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub 1”), Spruce Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub 2”), and Centra Software, Inc., a Delaware corporation (“Centra”). Pursuant to the Merger Agreement, (i) Merger Sub 1 will merge with and into Centra, with Centra as the surviving corporation (the “First Step Merger”), and (ii) immediately after the effective time of the First Step Merger, Centra will merge with and into Merger Sub 2, with Merger Sub 2 as the surviving company (the “Second Step Merger,” and together with the First Step Merger, the “Mergers”). The Boards of Directors of the Parent, Merger Sub 1, Merger Sub 2 and Centra have unanimously approved the Mergers and the Merger Agreement.

Under the terms of the Merger Agreement, each outstanding share of Centra’s common stock will be converted into the right to receive 0.354 shares of Parent’s common stock and $0.663 in cash. The Mergers are subject to customary conditions to closing, including (i) approval of the holders of Parent’s common stock, (ii) approval of the holders of Centra’s common stock, (iii) the accuracy of representations and warranties and the absence of any material adverse effect with respect to each party’s business (in each case, subject to certain exceptions), (iv) the delivery of customary opinions from legal counsel to each party that the Mergers will qualify as a tax-free reorganization for federal income tax purposes, and (v) Centra obtaining all required third party consents and approvals. The closing of the Mergers is expected to occur during the third quarter of the fiscal year ending May 31, 2006. The Mergers are intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

On October 6, 2005, Parent and Centra issued a press release announcing the execution of the Merger Agreement, which is attached hereto as Exhibit 99.1.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the press release attached as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the timing of the closing of the Mergers. These forward-looking statements involve important factors that could cause actual results to differ materially from those in the forward-looking statements. Such important factors involve risks and uncertainties including, but not limited to, unanticipated delays and difficulties in obtaining regulatory approvals and stockholder approvals, unanticipated delays and difficulties in satisfying the closing conditions to the Mergers, and other risks that are described from time to time in Saba’s Securities and Exchange Commission reports, including, but not limited to, Saba’s Annual Report on Form 10-K for the fiscal year ended May 31, 2005. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Saba’s results could differ materially from Saba’s expectations in these statements. Saba assumes no obligation and does not intend to update these forward-looking statements.

Additional Information and Where to Find It

Saba and Centra will file a joint proxy statement/prospectus with the SEC in connection with the proposed mergers. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding Saba, Centra, the proposed mergers, the persons soliciting proxies in connection with the proposed mergers on behalf of Saba and Centra and the interests of those persons in the proposed mergers and related matters. Saba and Centra intend to mail the joint proxy statement/prospectus to their respective stockholders once such joint proxy statement/prospectus is declared effective by the SEC. Investors and security holders will be able to obtain a copy of the joint proxy statement/prospectus and other documents filed by Saba and Centra with the SEC free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by Saba are available free of charge by contacting Saba Investor Relations, 2400 Bridge Parkway, Redwood Shores, California 94065, (650) 581-2500, and documents filed with the SEC by Centra are available free of charge by contacting Centra Investor Relations, 430 Bedford Street, Lexington, Massachusetts 02420, (781) 861-7000.

Participants in Solicitation

Saba and Centra, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Saba and Centra in connection with the proposed mergers and related items. Information regarding the directors and executive officers of Saba and their ownership of Saba shares is set forth in the proxy statement for Saba’s annual meeting of stockholders to be held November 3, 2005. Information regarding the directors and executive officers of Centra and their ownership of Centra stock is set forth in Centra’s proxy statement for Centra’s 2005 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of October 5, 2005, by and among Saba Software, Inc., Spruce Acquisition Corporation, Spruce Acquisition, LLC, and Centra Software, Inc.

99.1	Press Release, disseminated on October 6, 2005, announcing the execution of the definitive Agreement and Plan of Reorganization pursuant to which the Registrant has agreed to acquire Centra Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: October 6, 2005	/s/ Peter E. Williams III
(Signature) Peter E. Williams III Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Reorganization, dated as of October 5, 2005, by and among Saba Software, Inc., Spruce Acquisition Corporation, Spruce Acquisition, LLC, and Centra Software, Inc.

99.1	Press Release, disseminated on October 6, 2005, announcing the execution of the definitive Agreement and Plan of Reorganization pursuant to which the Registrant has agreed to acquire Centra Software, Inc.